UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ferguson Enterprises Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You invested in FERGUSON ENTERPRISES INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting to be held on December 5, 2024.

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and 2024 Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2024 (or prior to November 14, 2024 for U.K. shareholders). If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 (International charges apply if outside U.S. and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For those shareholders based in the U.K., you may use the above method, or you may contact our U.K. office at Corporate Secretariat, c/o Ferguson Group Services Limited, 1020 Eskdale Road, Winnersh Triangle, Wokingham, RG41 5TS or call +44-118-927-3810 or email corporate.secretary@ferguson.com.

Vote in Person at the Annual Meeting* December 5, 2024 9:00 a.m. Eastern Time
Hilton Norfolk The Main 100 East Main Street Norfolk, VA 23510 United States

*Please check the Notice of Annual Meeting and Proxy Statement for the requirements for meeting attendance. If you need directions to attend the 2024 Annual Meeting, please call 1-757-874-7795. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials. Our proxy materials, which contain important information, are available on the internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	To elect each of the 11 Director nominees named in the Proxy Statement to hold office until the Company’s next annual meeting and until such Director’s successor shall have been elected and qualified.

Nominees:

1a.	Rekha Agrawal	For

1b.	Kelly Baker	For

1c.	Rick Beckwitt	For

1d.	Bill Brundage	For

1e.	Geoff Drabble	For

1f.	Catherine Halligan	For

1g.	Brian May	For

1h.	James S. Metcalf	For

1i.	Kevin Murphy	For

1j.	Alan Murray	For

1k.	Suzanne Wood	For

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.	For

3.	To approve, on an advisory basis, the fiscal 2024 compensation of the Company’s Named Executive Officers.	For

4.	To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s Named Executive Officers.	Year

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V55863-P15674